UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05908

John Hancock Premium Dividend Fund
(Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02210
(Address of principal executive offices) (Zip code)

Salvatore Schiavone
Treasurer

601 Congress Street

Boston, Massachusetts 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4497
Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2014

ITEM 1. REPORTS TO STOCKHOLDERS.

John Hancock
Premium Dividend Fund

Ticker: PDT

Semiannual report 4/30/14

John Hancock INVESTMENTS

Portfolio summary

Top 10 Issuers (30.6% of Total Investments on 4-30-14)[1,2]

Bank of America Corp.	4.5%	U.S. Bancorp	2.7%

PPL Corp.	3.5%	Wells Fargo & Company	2.7%

MetLife, Inc., Series B	3.2%	DTE Energy Company	2.7%

Interstate Power & Light Company	3.1%	Alabama Power Company	2.7%

SCE Trust	2.9%	Qwest Corp.	2.6%

Sector Composition[1,3]

Utilities	48.6%	Consumer Staples	1.8%

Financials	38.5%	Industrials	0.3%

Telecommunication Services	7.0%	Short-Term Investments & Other	0.3%

Energy	3.5%

1 As a percentage of total investments on 4-30-14.

2 Cash and cash equivalents not included.

3 The fund normally will invest at least 25% of its managed assets in securities of companies in the utilities industry. Such an investment focus makes the fund more susceptible to factors adversely affecting the utilities industry than a more broadly diversified fund. Sector investing is subject to greater risks than the market as a whole.

6	Premium Dividend Fund | Semiannual report

Fund’s investments

As of 4-30-14 (unaudited)

	Shares	Value
Preferred Securities 105.5% (69.6% of Total Investments)		$781,793,067

(Cost $764,296,273)

Consumer Staples 2.7%		19,972,266

Food & Staples Retailing 2.7%

Ocean Spray Cranberries, Inc., Series A,
6.250% (S)	224,250	19,972,266

Financials 58.3%		432,131,553

Banks 17.7%

Barclays Bank PLC, Series 3, 7.100% (Z)	192,500	4,941,473

Barclays Bank PLC, Series 5, 8.125% (Z)	310,000	8,032,100

BB&T Corp., 5.625% (Z)	800,000	18,680,000

BB&T Corp., (Callable 11-1-17), 5.200%	120,000	2,640,000

BB&T Corp., (Callable 6-1-18), 5.200% (Z)	235,000	5,172,350

PNC Financial Services Group, Inc., 5.375%	175,000	3,969,000

PNC Financial Services Group, Inc. (6.125% to
5-1-22, then 3 month LIBOR + 4.067%) (Z)	311,600	8,369,576

Santander Finance Preferred SA Unipersonal,
Series 10, 10.500% (Z)	259,600	6,796,328

Santander Holdings USA, Inc., Series C,
7.300%	500,000	12,660,000

U.S. Bancorp, 5.150% (Z)	700,000	15,834,000

U.S. Bancorp (6.000% to 4-15-17, then
3 month LIBOR + 4.861%)	160,000	4,432,000

U.S. Bancorp (6.500% to 1-15-22, then
3 month LIBOR + 4.468%) (Z)	351,000	10,126,350

Wells Fargo & Company, 8.000% (Z)	1,017,000	30,032,010

Capital Markets 11.4%

Morgan Stanley, 6.625%	469,865	11,746,625

Morgan Stanley, 7.125% (Z)	300,000	8,190,000

State Street Corp., 5.250% (Z)	1,095,000	25,787,250

State Street Corp., 5.900%	25,000	649,000

The Bank of New York Mellon Corp.,
5.200% (Z)	505,000	11,857,400

The Goldman Sachs Group, Inc., 5.950% (Z)	860,000	19,926,200

The Goldman Sachs Group, Inc., Series B,
6.200% (Z)	250,000	6,167,500

See notes to financial statements	Semiannual report | Premium Dividend Fund	7

	Shares	Value
Consumer Finance 6.6%

HSBC Finance Corp., Depositary Shares,
Series B, 6.360% (Z)	459,000	$11,470,410

HSBC USA, Inc., 2.858%	313,000	15,183,630

SLM Corp., Series A, 6.970%	445,500	22,016,610

Diversified Financial Services 14.4%

Bank of America Corp., 6.375% (Z)	1,010,000	25,462,100

Bank of America Corp., 6.625% (Z)	360,000	9,226,800

Bank of America Corp., Depositary Shares,
Series D, 6.204% (Z)	630,000	15,712,200

Citigroup, Inc., Depositary Shares, Series AA,
8.125% (Z)	338,830	10,005,650

Deutsche Bank Contingent Capital Trust II,
6.550% (Z)	287,000	7,548,100

Deutsche Bank Contingent Capital Trust III,
7.600% (Z)	662,000	18,205,000

JPMorgan Chase & Company, 5.450% (Z)	630,000	14,250,600

JPMorgan Chase & Company, 5.500% (Z)	230,000	5,218,700

JPMorgan Chase & Company, 6.700%	35,000	887,600

Insurance 6.7%

Aegon NV, 6.500%	81,512	2,073,665

MetLife, Inc., Series B, 6.500% (Z)	1,430,000	36,350,600

Principal Financial Group, Inc., Series B
(6.518% to 6-30-35, then higher of 10 year
CMT, 30 year CMT or 3 month LIBOR +
2.100%)	55,000	1,408,000

Prudential Financial, Inc., 5.750%	50,000	1,229,000

Prudential PLC, 6.750% (Z)	180,103	4,626,846

W.R. Berkley Corp., 5.625%	170,000	3,833,500

Real Estate Investment Trusts 1.5%

Kimco Realty Corp., 6.000%	10,000	241,900

Senior Housing Properties Trust, 5.625% (Z)	425,000	9,630,500

Ventas Realty LP, 5.450%	63,000	1,540,980

Industrials 0.5%		3,352,050

Machinery 0.5%

Stanley Black & Decker, Inc., 5.750%	135,000	3,352,050

Telecommunication Services 6.7%		49,820,840

Diversified Telecommunication Services 4.2%

Qwest Corp., 6.125%	107,500	2,468,200

Qwest Corp., 7.375% (Z)	1,021,000	27,270,910

Verizon Communications, Inc., 5.900%	73,000	1,833,030

Wireless Telecommunication Services 2.5%

Telephone & Data Systems, Inc., 5.875%	100,000	2,185,000

Telephone & Data Systems, Inc., 6.625% (Z)	285,000	7,087,950

Telephone & Data Systems, Inc., 6.875% (Z)	170,000	4,282,300

United States Cellular Corp., 6.950% (Z)	185,000	4,693,450

8	Premium Dividend Fund | Semiannual report	See notes to financial statements

	Shares	Value
Utilities 37.3%		$276,516,358

Electric Utilities 32.7%

Alabama Power Company, 5.200% (Z)	1,180,000	29,806,800

Baltimore Gas & Electric Company, Series 1993,
6.700%	20,250	2,040,188

Baltimore Gas & Electric Company, Series 1995,
6.990%	134,000	13,513,069

Duke Energy Corp., 5.125% (Z)	180,000	4,262,400

Duquesne Light Company, 6.500%	519,900	25,865,025

Entergy Arkansas, Inc., 6.450%	350,000	8,662,500

Entergy Mississippi, Inc., 6.250%	667,000	17,508,750

Gulf Power Company, 5.600%	51,250	4,661,341

HECO Capital Trust III, 6.500%	181,000	4,841,750

Interstate Power & Light Company, 5.100%	1,440,000	34,761,600

NextEra Energy Capital Holdings, Inc.,
5.700% (Z)	320,000	7,878,400

NextEra Energy Capital Holdings, Inc., 5.125% (Z)	300,000	6,687,000

NSTAR Electric Company, 4.250% (Z)	13,347	1,161,189

NSTAR Electric Company, 4.780% (Z)	100,000	9,946,880

PPL Capital Funding, Inc., 5.900%	1,345,000	32,414,500

SCE Trust I, 5.625%	232,000	5,491,440

SCE Trust II, 5.100%	1,250,000	27,212,500

Union Electric Company, 3.700%	12,262	1,052,233

Virginia Electric & Power Company, 6.980%	45,500	4,565,643

Multi-Utilities 4.6%

BGE Capital Trust II, 6.200% (Z)	690,000	17,381,100

DTE Energy Company, 5.250%	245,000	5,708,500

DTE Energy Company, 6.500% (Z)	180,000	4,654,800

Integrys Energy Group, Inc., 6.000%	255,000	6,438,750

Common Stocks 45.6% (30.1% of Total Investments)		$338,013,030

(Cost $232,342,383)

Energy 5.3%		39,542,720

Oil, Gas & Consumable Fuels 5.3%

Chevron Corp. (Z)	60,000	7,531,200

ConocoPhillips (Z)	150,000	11,146,500

Royal Dutch Shell PLC, ADR	33,000	2,598,420

Spectra Energy Corp. (Z)	460,000	18,266,600

Telecommunication Services 3.9%		28,834,500

Diversified Telecommunication Services 3.9%

AT&T, Inc. (Z)	415,000	14,815,500

Verizon Communications, Inc. (Z)	300,000	14,019,000

Utilities 36.4%		269,635,810

Electric Utilities 16.4%

American Electric Power Company, Inc.	200,000	10,762,000

Duke Energy Corp. (Z)	275,000	20,484,750

FirstEnergy Corp. (Z)	500,000	16,875,000

Northeast Utilities	550,000	25,993,000

See notes to financial statements	Semiannual report | Premium Dividend Fund	9

	Shares	Value
Electric Utilities (continued)

OGE Energy Corp.	330,000	$12,318,900

Pinnacle West Capital Corp.	50,000	2,797,500

PPL Corp.	220,000	7,334,800

The Southern Company (Z)	75,000	3,437,250

UIL Holdings Corp. (Z)	280,000	10,284,400

Xcel Energy, Inc. (Z)	347,000	11,058,890

Gas Utilities 1.7%

AGL Resources, Inc. (Z)	110,550	5,969,700

Atmos Energy Corp. (Z)	100,000	5,104,000

ONE Gas, Inc.	34,639	1,267,095

Multi-Utilities 18.3%

Alliant Energy Corp. (Z)	400,000	23,392,000

Black Hills Corp. (Z)	190,000	10,972,500

Dominion Resources, Inc. (Z)	195,000	14,145,300

DTE Energy Company (Z)	250,000	19,535,000

Integrys Energy Group, Inc. (Z)	219,262	13,436,375

National Grid PLC, ADR (Z)	210,000	14,922,600

NiSource, Inc.	445,000	16,162,400

Public Service Enterprise Group, Inc.	40,000	1,638,800

TECO Energy, Inc.	725,000	13,021,000

Vectren Corp. (Z)	215,000	8,722,550

	Par value	Value

Short-Term Investments 0.5% (0.3% of Total Investments)		$3,783,000

(Cost $3,783,000)

Repurchase Agreement 0.5%		3,783,000
Repurchase Agreement with State Street Corp. dated 4-30-14 at
0.000% to be repurchased at $3,783,000 on 5-1-14, collateralized by $3,890,000 U.S. Treasury Notes, 1.375% due 12-31-18 (valued
at $3,860,825, including interest)	$3,783,000	3,783,000

Total investments (Cost $1,000,421,656)† 151.6%	$1,123,589,097

Other assets and liabilities, net (51.6%)		($382,328,781)

Total net assets 100.0%		$741,260,316

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.

ADR American Depositary Receipts

CMT Constant Maturity Treasury

LIBOR London Interbank Offered Rate

(S) These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.

(Z) All or a portion of this security is pledged as collateral pursuant to the Credit Facility Agreement. Total collateral value at 4-30-14 was $561,425,306.

† At 4-30-14, the aggregate cost of investment securities for federal income tax purposes was $1,002,687,286. Net unrealized appreciation aggregated $120,901,811, of which $141,332,907 related to appreciated investment securities and $20,431,096 related to depreciated investment securities.

10	Premium Dividend Fund | Semiannual report	See notes to financial statements

F I N A N C I A L  S T A T E M E N T S

Financial statements

Statement of assets and liabilities 4-30-14 (unaudited)

This Statement of assets and liabilities is the fund’s balance sheet. It shows the value of what the fund owns, is due and owes. You’ll also find the net asset value per share.

Assets

Investments, at value (Cost $1,000,421,656)	$1,123,589,097
Cash	60,308
Cash segregated at custodian for swap contracts	1,190,000
Receivable for investments sold	405,711
Dividends and interest receivable	2,432,781
Swap contracts, at value	280,286
Other receivables and prepaid expenses	41,402

Total assets	1,127,999,585

Liabilities

Credit facility agreement payable	383,700,000
Payable for investments purchased	240,000
Payable for fund shares repurchased	659,148
Swap contracts, at value	1,745,230
Interest payable	203,774
Payable to affiliates
Accounting and legal services fees	90,920
Other liabilities and accrued expenses	100,197

Total liabilities	386,739,269

Net assets	$741,260,316

Net assets consist of

Paid-in capital	$612,061,452
Undistributed net investment income	4,302,522
Accumulated net realized gain (loss) on investments and swap agreements	3,193,845
Net unrealized appreciation (depreciation) on investments and
swap agreements	121,702,497

Net assets	$741,260,316

Net asset value per share

Based on 49,660,357 shares of beneficial interest outstanding — unlimited
number of shares authorized with no par value	$14.93

See notes to financial statements	Semiannual report | Premium Dividend Fund	11

F I N A N C I A L  S T A T E M E N T S

Statement of operations For the six-month period ended 4-30-14 (unaudited)

This Statement of operations summarizes the fund’s investment income earned, expenses incurred in operating the fund and net gains (losses) for the period stated.

Investment income

Dividends	$30,619,216
Less foreign taxes withheld	(29,489)

Total investment income	30,589,727

Expenses

Investment management fees	4,179,053
Accounting and legal services fees	532,401
Transfer agent fees	70,898
Trustees’ fees	22,311
Printing and postage	47,605
Professional fees	64,827
Custodian fees	37,621
Stock exchange listing fees	14,526
Interest expense	1,246,873
Other	21,994

Total expenses	6,238,109

Net investment income	24,351,618

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments	5,784,259
Swap contracts	(756,950)
5,027,309
Change in net unrealized appreciation (depreciation) of
Investments	55,829,470
Swap contracts	665,991
56,495,461
Net realized and unrealized gain	61,522,770

Increase in net assets from operations	$85,874,388

12	Premium Dividend Fund | Semiannual report	See notes to financial statements

F I N A N C I A L  S T A T E M E N T S

Statements of changes in net assets

These Statements of changes in net assets show how the value of the fund’s net assets has changed during the last two periods. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of fund share transactions.

	Six months
	ended	Year
	4-30-14	ended
	(Unaudited)	10-31-13
Increase (decrease) in net assets

From operations
Net investment income	$24,351,618	$47,855,526
Net realized gain	5,027,309	15,585,482
Change in net unrealized appreciation (depreciation)	56,495,461	(45,761,527)

Increase in net assets resulting from operations	85,874,388	17,679,481

Distributions to shareholders
From net investment income	(23,740,078)	(45,307,625)
From net realized gain	(17,022,877)	—

Total distributions	(40,762,955)	(45,307,625)

From fund share transactions
Repurchased	(4,436,010)	—

Total increase (decrease)	40,675,423	(27,628,144)

Net assets

Beginning of period	700,584,893	728,213,037

End of period	$741,260,316	$700,584,893

Undistributed net investment income	$4,302,522	$3,690,982

Share activity

Shares outstanding
Beginning of period	50,008,453	50,008,453
Shares repurchased	(348,096)	—

End of period	49,660,357	50,008,453

See notes to financial statements	Semiannual report | Premium Dividend Fund	13

F I N A N C I A L  S T A T E M E N T S

Statement of cash flows

This Statement of cash flows shows cash flow from operating and financing activities for the period stated.

For the
six-month
period ended
4-30-14
(unaudited)
Cash flows from operating activities

Net increase in net assets from operations	$85,874,388
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Long-term investments purchased	(31,482,613)
Long-term investments sold	31,266,118
Decrease in short-term investments	7,880,000
Decrease in cash segregated at custodian for swap contracts	590,000
Increase in receivable for investments sold	(264,980)
Decrease in dividends and interest receivable	38,061
Increase in unrealized appreciation/depreciation of swap contracts	(665,991)
Decrease in other receivables and prepaid expenses	20,025
Decrease in payable for investments purchased	(5,134,537)
Decrease in payable to affiliates	(52,127)
Decrease in other liabilities and accrued expenses	(23,328)
Decrease in interest payable	(11,507)
Net change in unrealized (appreciation) depreciation on investments	(55,829,470)
Net realized gain on investments	(5,784,259)

Net cash provided by operating activities	$26,419,780

Cash flows from financing activities
Repurchase of common shares	($4,436,010)
Distributions to common shareholders	(40,762,955)
Increase in payable for fund shares repurchased	659,148

Net cash used in financing activities	($44,539,817)

Net decrease in cash	($18,120,037)

Cash at beginning of period	$18,180,345

Cash at end of period	$60,308

Supplemental disclosure of cash flow information

Cash paid for interest	$1,258,380

14	Premium Dividend Fund | Semiannual report	See notes to financial statements

Financial highlights

The Financial highlights show how the fund’s net asset value for a share has changed during the period.

COMMON SHARES Period ended	4-30-14[1]	10-31-13	10-31-12	10-31-11	10-31-10	10-31-09

Per share operating performance

Net asset value, beginning of period	$14.01	$14.56	$13.22	$12.16	$9.76	$8.67
Net investment income[2]	0.49	0.96	0.89	0.88	0.81	0.77
Net realized and unrealized gain (loss)
on investments	1.24	(0.60)	1.36	1.09	2.46	1.15
Total from investment operations	1.73	0.36	2.25	1.97	3.27	1.92
Less distributions to
common shareholders
From net investment income	(0.48)	(0.91)	(0.91)	(0.91)	(0.87)	(0.72)
From net realized gain	(0.34)	—	—	—	—	(0.12)
Total distributions	(0.82)	(0.91)	(0.91)	(0.91)	(0.87)	(0.84)
Anti-dilutive impact of repurchase plan	0.01[3]	—	—	—	—	0.01[3]
Net asset value, end of period	$14.93	$14.01	$14.56	$13.22	$12.16	$9.76
Per share market value, end of period	$13.50	$12.51	$14.32	$12.30	$11.72	$9.14
Total return at net asset value (%)[4]	13.91[5]	2.94	17.61	17.23	35.08	25.73
Total return at market value (%)[4]	15.35[5]	(6.54)	24.32	13.17	39.03	45.84

Ratios and supplemental data

Net assets applicable to common shares,
end of period (in millions)	$741	$701	$728	$660	$608	$488
Ratios (as a percentage of average
net assets):
Expenses before reductions	1.82[7]	1.77	1.85	1.98[6]	2.26[6]	2.50
Expenses net of fee waivers and credits[8]	1.82[7]	1.77	1.85	1.87[6]	2.26[6]	2.50
Net investment income	7.12[7]	6.61	6.45	7.00	7.26	9.21
Portfolio turnover (%)	3	26	14	13	21	7

Senior securities

Total debt outstanding end of period
(in millions) (Note 8)	$384	$384	$366	$329	$284	$250
Asset coverage per $1,000 of debt[9]	$2,932	$2,826	$2,990	$3,006	$3,140	$2,954

1 Six months ended 4-30-14. Unaudited.
2 Based on the average daily shares outstanding.
3 The tender offer was completed at a repurchase price of $12.74 and $6.98 for 348,096 and 2,629,996 shares, which equals $4,436,010 and $18,353,857 in redemptions for the periods ended 4-30-14 and
10-31-09, respectively.
4 Total return based on net asset value reflects changes in the fund’s net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the fund’s shares traded during the period.
5 Not annualized.
6 Includes non-recurring litigation fees which represent 0.02% and 0.13% of average net assets for the years ended
10-31-11 and 10-31-10, respectively. Insurance recovery expense reduction for the year ended 10-31-11 represents
0.11% of average net assets.
7 Annualized.
8 Expenses net of fee waivers and credits excluding interest expense were 1.46%, 1.41%, 1.40%, 1.37%, 1.69% and
1.73% for the periods ended 4-30-14, 10-31-13, 10-31-12, 10-31-11, 10-31-10 and 10-31-09, respectively.
9 Asset coverage equals the total net assets plus borrowings divided by the borrowings of the fund outstanding at period end. As debt outstanding changes, level of invested assets may change accordingly. Asset coverage ratio provides a measure of leverage.

See notes to financial statements	Semiannual report | Premium Dividend Fund	15

Notes to financial statements

(unaudited)

Note 1 — Organization

John Hancock Premium Dividend Fund (the fund) is a closed-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act).

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are valued at the last sale price or official closing price on the exchange where the security was acquired or most likely will be sold. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Swaps are valued using evaluated prices obtained from an independent pricing vendor. Foreign securities are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing vendor. Securities that trade only in the over-the-counter (OTC) market are valued using bid prices. Certain short-term securities with maturities of 60 days or less at the time of purchase are valued at amortized cost. Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund’s Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund’s own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

16	Premium Dividend Fund | Semiannual report

The following is a summary of the values by input classification of the fund’s investments as of April 30, 2014, by major security category or type:

				LEVEL 3
			LEVEL 2	SIGNIFICANT
	TOTAL MARKET	LEVEL 1	SIGNIFICANT	UNOBSERVABLE
	VALUE AT 4-30-14	QUOTED PRICE	OBSERVABLE INPUTS	INPUTS

Preferred Securities
Consumer Staples	$19,972,266	—	$19,972,266	—
Financials	432,131,553	$432,131,553	—	—
Industrials	3,352,050	3,352,050	—	—
Telecommunication
Services	49,820,840	47,987,810	1,833,030	—
Utilities	276,516,358	214,565,754	61,950,604	—
Common Stocks
Energy	39,542,720	39,542,720	—	—
Telecommunication
Services	28,834,500	28,834,500	—	—
Utilities	269,635,810	269,635,810	—	—
Short-Term Investments	3,783,000	—	3,783,000	—

Total Investments in
Securities	$1,123,589,097	$1,036,050,197	$87,538,900	—
Other Financial
Investments:
Interest Rate Swaps	($1,464,944)	—	($1,464,944)	—

Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund’s custodian. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest.

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, the MRA does not result in an offset of the reported amounts of assets and liabilities in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions. Collateral received by the fund for repurchase agreements is disclosed in the Fund’s investments as part of the caption related to the repurchase agreement.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Foreign taxes are provided for based on the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Semiannual report | Premium Dividend Fund	17

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Overdrafts. Pursuant to the custodian agreement, the fund’s custodian may, in its discretion, advance funds to the fund to make properly authorized payments. When such payments result in an overdraft, the fund is obligated to repay the custodian for any overdraft, including any costs or expenses associated with the overdraft. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the maximum extent permitted by law, to the extent of any overdraft.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

As of October 31, 2013, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends monthly and capital gain distributions, if any, annually.

Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals and derivative transactions.

Statement of cash flows. Information on financial transactions that have been settled through the receipt and disbursement of cash is presented in the Statement of cash flows. The cash amount shown in the Statement of cash flows is the amount included in the fund’s Statement of assets and liabilities and represents the cash on hand at the fund’s custodian and does not include any short-term investments or cash segregated at the custodian for swap contracts.

Note 3 — Derivative instruments

The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the OTC market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of

18	Premium Dividend Fund | Semiannual report

the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

Certain swaps are typically traded through the OTC market and may be regulated by the Commodity Futures Trading Commission (the CFTC). Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The fund attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.

As defined by the ISDA, the fund may have collateral agreements with certain counterparties to mitigate counterparty risk on OTC derivatives. Subject to established minimum levels, collateral for OTC transactions is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the fund is held in a segregated account by a third-party agent or held by the custodian bank for the benefit of the fund and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the fund for OTC transactions is held in a segregated account at the fund’s custodian and is noted in the accompanying Fund’s investments, or if cash is posted, on the Statement of assets and liabilities. The fund’s maximum risk of loss due to counterparty risk is equal to the asset value of outstanding contracts offset by collateral received.

Interest rate swaps. Interest rate swaps represent an agreement between the fund and a counterparty to exchange cash flows based on the difference between two interest rates applied to a notional amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. The fund settles accrued net interest receivable or payable under the swap contracts at specified, future intervals. Swap agreements are privately negotiated in the OTC market or may be executed on a registered commodities exchange (centrally cleared swaps). Swaps are marked-to-market daily and the change in value is recorded as unrealized appreciation/depreciation of swap contracts. A termination payment by the counterparty or the fund is recorded as realized gain or loss, as well as the net periodic payments received or paid by the fund. The value of the swap will typically impose collateral posting obligations on the party that is considered out-of-the-money on the swap.

Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk that may amount to values that are in excess of the amounts recognized on the Statement of assets and liabilities. Such risks involve the possibility that there will be no liquid market for the swap, or that a counterparty may default on its obligation or delay payment under the swap terms. The counterparty may disagree or contest the terms of the swap. Market risks may also accompany the swap, including interest rate risk. The fund may also suffer losses if it is unable to terminate or assign outstanding swaps or reduce its exposure through offsetting transactions.

Semiannual report | Premium Dividend Fund	19

During the six months ended April 30, 2014, the fund used interest rate swaps in anticipation of rising interest rates. The following table summarizes the interest rate swap contracts held as of April 30, 2014.

	US NOTIONAL	PAYMENTS MADE	PAYMENTS RECEIVED
COUNTERPARTY	AMOUNT	BY FUND	BY FUND	MATURITY DATE	MARKET VALUE

Morgan Stanley	$82,000,000	Fixed 1.4625%	3-Month LIBOR (a)	Aug 2016	($1,745,230)
Capital Services
Morgan Stanley	82,000,000	Fixed 0.8750%	3-Month LIBOR (a)	Jul 2017	280,286
Capital Services
Total	$164,000,000				($1,464,944)

(a) At 4-30-14, the 3-month LIBOR rate was 0.2234%.

No interest rate swap positions were entered into or closed during the six months ended April 30, 2014.

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the fund at April 30, 2014 by risk category:

		FINANCIAL	ASSET	LIABILITY
	STATEMENT OF ASSETS AND	INSTRUMENTS	DERIVATIVE	DERIVATIVE
RISK	LIABILITIES LOCATION	LOCATION	FAIR VALUE	FAIR VALUE

Interest rate contracts	Swap contracts, at value	Interest rate	$280,286	($1,745,230)
swaps

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the six months ended April 30, 2014:

RISK	STATEMENT OF OPERATIONS LOCATION	SWAP CONTRACTS

Interest rate contracts	Net realized gain (loss)	(756,950)

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the six months ended April 30, 2014:

RISK	STATEMENT OF OPERATIONS LOCATION	SWAP CONTRACTS

Interest rate contracts	Change in unrealized	665,991
	appreciation (depreciation)

Note 4 — Guarantees and indemnifications

Under the fund’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

20	Premium Dividend Fund | Semiannual report

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. The Advisor is an indirect, wholly owned subsidiary of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equal to 0.50% of the fund’s average daily managed assets (net assets plus borrowings under the Credit Facility Agreement) (see Note 8). In addition, the fund pays to the Advisor 5.00% of the fund’s daily gross income, which amounted to $1,517,652. The Advisor has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.

The investment management fees incurred for the six months ended April 30, 2014 were equivalent to a net annual effective rate of 0.79% of the fund’s average daily managed assets.

Administrative services. The fund has an administrative agreement with the Advisor under which the Advisor oversees the custodial, auditing, valuation, accounting, legal, stock transfer and dividend disbursing services and other operational activities and maintains fund communications with shareholders. The fund pays the Advisor a monthly administration fee at an annual rate of 0.10% of the fund’s average weekly managed assets.

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. Each independent Trustee receives from the fund and the other John Hancock closed-end funds an annual retainer. In addition, Trustee out-of-pocket expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 6 — Fund share transactions

On December 18, 2013, the Board of Trustees approved a share repurchase plan. Under the share repurchase plan, the fund may purchase in the open market up to 10% of its outstanding common shares as of November 30, 2013. The current share repurchase plan will remain in effect between December 19, 2013 and December 31, 2014.

During the six months ended April 30, 2014, the fund repurchased 0.70% of its common shares outstanding under the repurchase plan. The weighted average discount per share on these repurchases amount to 10.14% for the six months ended April 30, 2014. Shares repurchased and corresponding dollar amounts are included on the Statement of changes in net assets. The anti-dilutive impacts of these share repurchases are included on the Financial highlights.

Note 7 — Leverage risk

The fund utilizes a Credit Facility Agreement (CFA) to increase its assets available for investment. When the fund leverages its assets, common shareholders bear the fees associated with the CFA and have potential to benefit or be disadvantaged from the use of leverage. The Advisor’s fee is also increased in dollar terms from the use of leverage. Consequently, the fund and the Advisor may have differing interests in determining whether to leverage the fund’s assets. Leverage creates risks that may adversely affect the return for the holders of common shares, including:

• the likelihood of greater volatility of net asset value and market price of common shares;

• fluctuations in the interest rate paid for the use of the credit facility;

• increased operating costs, which may reduce the fund’s total return;

• the potential for a decline in the value of an investment acquired through leverage, while the fund’s obligations under such leverage remains fixed; and

Semiannual report | Premium Dividend Fund	21

• the fund is more likely to have to sell securities in a volatile market in order to meet asset coverage or other debt compliance requirements.

To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the fund’s return will be greater than if leverage had not been used, conversely, returns would be lower if the cost of the leverage exceeds the income or capital appreciation derived.

In addition to the risks created by the fund’s use of leverage, the fund is subject to the risk that it would be unable to timely, or at all, obtain replacement financing if the CFA is terminated. Were this to happen, the fund would be required to de-leverage, selling securities at a potentially inopportune time and incurring tax consequences. Further, the fund’s ability to generate income from the use of leverage would be adversely affected.

Note 8 — Credit Facility Agreement

The fund has entered into a CFA with Credit Suisse Securities (USA) LLC (CSSU), pursuant to which the fund borrows money to increase its assets available for investment. In accordance with the 1940 Act, the fund’s borrowings under the CFA will not exceed 33 1/3% of the fund’s managed assets (net assets plus borrowings) at the time of any borrowing.

The fund pledges a portion of its assets as collateral to secure borrowings under the CFA. Such pledged assets are held in a special custody account with the fund’s custodian. The amount of assets required to be pledged by the fund is determined in accordance with the CFA. The fund retains the benefits of ownership of assets pledged to secure borrowings under the CFA. Interest charged is at the rate of three month LIBOR (London Interbank Offered Rate) plus 0.41% and is payable monthly. As of April 30, 2014, the fund had borrowings of $383,700,000, at an interest rate of 0.63%, which is reflected in the Credit facility agreement payable on the Statement of assets and liabilities. During the six months ended April 30, 2014, the average borrowings under the CFA and the effective average interest rate were $383,700,000 and 0.66%, respectively.

The fund may terminate the CFA with CSSU at any time. If certain asset coverage and collateral requirements or other covenants are not met, the CFA could be deemed in default and result in termination. Absent a default or facility termination event, CSSU is generally required to provide the fund with 270 calendar days’ notice before terminating or amending the CFA.

Note 9 — Purchase and sale of securities

Purchases and sales of securities, other than short-term securities, amounted to $31,482,613 and $31,266,118, respectively, for the six months ended April 30, 2014.

Note 10 — Industry or sector risk

The fund generally invests a large percentage of its assets in one or more particular industries or sectors of the economy. If a large percentage of the fund’s assets are economically tied to a single or small number of industries or sectors of the economy, the fund will be less diversified than a more broadly diversified fund, and it may cause the fund to underperform if that industry or sector underperforms. In addition, focusing on a particular industry or sector may make the fund’s net asset value more volatile. Further, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors.

22	Premium Dividend Fund | Semiannual report

Additional information

Unaudited

Investment objective and policy

The fund is a closed-end, diversified management investment company, common shares of which were initially offered to the public on December 15, 1989 and are publicly traded on the New York Stock Exchange (the NYSE). The fund’s investment objective is to provide a high current income, consistent with modest growth of capital for holders of its common shares. The fund will pursue its objective by investing in a diversified portfolio comprised primarily of dividend paying preferred securities and common equity securities.

Under normal circumstances, the fund will invest at least 80% of its assets in dividend paying securities. The fund will notify shareholders at least 60 days prior to any change in this 80% investment policy.

The fund intends to engage in futures transactions, as permitted under its investment restrictions. It is anticipated that the fund will utilize U.S. Treasury futures to manage its interest rate exposure. The fund may sell U.S. Treasury futures contracts to attempt to hedge against rising interest rates.

Dividends and distributions

During the six months ended April 30, 2014, distributions from net investment income totaling $0.4755 and distributions from capital gains totaling $0.3404 per share were paid to shareholders. The dates of payments and the amounts per share were as follows:

INCOME
PAYMENT DATE	DISTRIBUTIONS

November 29, 2013	$0.0755
December 19, 2013	0.0800
January 31, 2014	0.0800
February 28, 2014	0.0800
March 31, 2014	0.0800
April 30, 2014	0.0800
Total	$0.4755

CAPITAL GAINS
PAYMENT DATE	DISTRIBUTIONS

December 19, 2013	$0.3404

Shareholder communication and assistance

If you have any questions concerning the fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the fund to the transfer agent at:

Computershare
P.O. Box 30170
College Station, TX 77842-3170
Telephone: 800-852-0218

If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.

Semiannual report | Premium Dividend Fund	23

Shareholder meeting

The fund held its Annual Meeting of Shareholders on February 18, 2014. The following proposal was considered by the shareholders:

Proposal: Election of four (4) Trustees to serve for a three-year term ending at the 2017 Annual Meeting of Shareholders. Each Trustee was re-elected by the fund’s shareholders and the votes cast with respect to each Trustee are set forth below.

	VOTES FOR	VOTES WITHHELD

Independent Trustees
William H. Cunningham	39,987,364.402	1,029,104.104
Grace K. Fey	40,071,444.791	945,023.715
Hassell H. McClellan	40,217,578.210	798,890.296
Gregory A. Russo	40,189,340.007	827,128.499

Trustees whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are: Charles L. Bardelis, Craig Bromley, Peter S. Burgess, Theron S. Hoffman, Deborah C. Jackson, James M. Oates, Steven R. Pruchansky and Warren A. Thomson.

24	Premium Dividend Fund | Semiannual report

More information

Trustees	Officers	Investment advisor
James M. Oates,	Andrew G. Arnott	John Hancock Advisers, LLC
Chairperson	President
Steven R. Pruchansky,		Subadvisor
Vice Chairperson	John J. Danello#	John Hancock Asset Management
Charles L. Bardelis*	Senior Vice President, Secretary	a division of Manulife Asset
Craig Bromley†	and Chief Legal Officer	Management (US) LLC
Peter S. Burgess*
William H. Cunningham	Francis V. Knox, Jr.	Custodian
Grace K. Fey	Chief Compliance Officer	State Street Bank and
Theron S. Hoffman*		Trust Company
Deborah C. Jackson	Charles A. Rizzo
Hassell H. McClellan	Chief Financial Officer	Transfer agent
Gregory A. Russo		Computershare Shareowner
Warren A. Thomson†	Salvatore Schiavone	Services, LLC
Treasurer
*Member of the		Legal counsel
Audit Committee		K&L Gates LLP
†Non-Independent Trustee
#Effective 5-29-14		Stock symbol
Listed New York Stock
Exchange: PDT

For shareholder assistance refer to page 23

You can also contact us:
800-852-0218	Regular mail:
jhinvestments.com	Computershare
P.O. Box 30170
College Station, TX 77842-3170

The fund’s proxy voting policies and procedures, as well as the fund’s proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund’s complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund’s Form N-Q is available on our website and the SEC’s website, sec.gov, and can be reviewed and copied (for a fee) at the SEC’s Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC’s Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-852-0218.

The report is certified under the Sarbanes-Oxley Act, which requires closed-end funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

Semiannual report | Premium Dividend Fund	25

PRESORTED
STANDARD
U.S. POSTAGE
PAID
MIS

800-852-0218
800-231-5469 TDD
800-843-0090 EASI-Line
jhinvestments.com

P2SA 4/14
MF184481	6/14

ITEM 2. CODE OF ETHICS.

Not applicable at this time.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable at this time.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable at this time.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable at this time.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) Not applicable.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) Not applicable.

(b)

			Total number of	Maximum number of
			shares purchased	shares that may yet
	Total number of	Average price per	as part of publicly	be purchased under
Period	shares purchased	share	announced plans*	the plans

Dec-13	-	-	-	5,000,845*

Jan-14	23,576	$12.090	23,576	4,977,269

Feb-14	140,515	12.516	164,091	4,836,754

Mar-14	135,005	12.837	299,096	4,701,749

Apr-14	49,000	13.452	348,096	4,652,749

Total	348,096	$12.744

* In December 2013, the Board of Trustees approved a share repurchase plan. Under the current share repurchase plan, the Fund may purchase in the open market up to 10% of its outstanding common shares as of November 30,
2013. The current share repurchase plan will remain in effect between December 19, 2013 and December 31, 2014.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has adopted procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees. A copy of the procedures is filed as an exhibit to this Form N-CSR. See attached “John Hancock Funds – Nominating, Governance and Administration Committee Charter.”

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Submission of Matters to a Vote of Security Holders is attached. See attached “John Hancock Funds – Nominating, Governance and Administration Committee Charter.”

(c)(2) Contact person at the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Premium Dividend Fund

By:	/s/ Andrew Arnott
------------------------------
Andrew Arnott
President

Date:	June 5, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Andrew Arnott
------------------------------
Andrew Arnott
President

Date:	June 5, 2014

By:	/s/ Charles A. Rizzo
---------------------------------
Charles A. Rizzo
Chief Financial Officer

Date:	June 5, 2014